Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-34008) pertaining to the 1997 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(2)	Registration Statement (Form S-8 No. 333-71938) pertaining to the Amended and Restated 1997 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(3)	Registration Statement (Form S-8 No. 333-116011) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(4)	Registration Statement (Form S-8 No. 333-116012) pertaining to the 1995 Director Stock Option Plan of Idera Pharmaceuticals, Inc.

(5)	Registration Statement (Form S-8 No. 333-126664) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(6)	Registration Statement (Form S-8 No. 333-137687) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(7)	Registration Statement (Form S-8 No. 333-137688) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(8)	Registration Statement (Form S-8 No. 333-147474) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(9)	Registration Statement (Form S-8 No. 333-152669) pertaining to the 2008 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(10)	Registration Statement (Form S-8 No. 333-152670) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(11)	Registration Statement (Form S-8 No. 333-176067) pertaining to the 2008 Stock Incentive Plan and 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(12)	Registration Statement (Form S-8 No. 333-191076) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(13)	Registration Statement (Form S-8 No. 333-197062) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(14)	Registration Statement (Form S-8 No. 333-202691) pertaining to Inducement Stock Option Awards of Idera Pharmaceuticals, Inc.

(15)	Registration Statement (Form S-8 No. 333-206129) pertaining to the 2013 Stock Incentive Plan, as amended, of Idera Pharmaceuticals, Inc.

(16)	Registration Statement (Form S-8 No. 333-206130) pertaining to an Inducement Stock Option Award of Idera Pharmaceuticals, Inc.

(17)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.

(18)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-187155) of Idera Pharmaceuticals, Inc.

(19)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.

(20)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.

(21)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.

(22)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.

(23)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.

(24)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.

(25)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.

(26)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.

(27)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.

(28)	Registration Statement (Form S-3 No. 333-189700) of Idera Pharmaceuticals, Inc.

(29)	Registration Statement (Form S-3 No. 333-191073) of Idera Pharmaceuticals, Inc.

(30)	Registration Statement (Form S-3 No. 333-195896) of Idera Pharmaceuticals, Inc.

of our reports dated March 9, 2016, with respect to the financial statements of Idera Pharmaceuticals, Inc., and the effectiveness of internal control over financial reporting of Idera Pharmaceuticals, Inc., included in this Annual Report (Form 10-K) of Idera Pharmaceuticals, Inc. for the year ended December 31, 2015.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 9, 2016